HAMILTON LANE INCORPORATED REPORTS FIRST QUARTER FISCAL 2026 RESULTS

CONSHOHOCKEN, PENN. – August 5, 2025 – Leading private markets asset management firm Hamilton Lane Incorporated (Nasdaq: HLNE) today reported its results for the first fiscal quarter ended June 30, 2025.

The Company issued a full detailed presentation of its first quarter fiscal 2026 results, which can be accessed on the Company’s Shareholders website at https://shareholders.hamiltonlane.com/.

Dividend
Hamilton Lane has declared a quarterly dividend of $0.54 per share of Class A common stock to record holders at the close of business on September 19, 2025 that will be paid on October 6, 2025. The target full-year dividend of $2.16 represents a 10% increase from the prior fiscal year dividend.

Conference Call
Hamilton Lane will discuss first quarter fiscal 2026 results in a webcast and conference call today, Tuesday, August 5, 2025, at 11:00 a.m. Eastern Time.

For access to the live event via the webcast, visit Hamilton Lane's Shareholders website (https://shareholders.hamiltonlane.com/) at least 15 minutes prior to the start of the call. This feature will be in listen-only mode.

A replay of the webcast will be available approximately two hours after the live broadcast for a period of one year and can be accessed in the same manner as the live webcast at the Shareholders page of Hamilton Lane’s website.

About Hamilton Lane
Hamilton Lane (Nasdaq: HLNE) is one of the largest private markets investment firms globally, providing innovative solutions to institutional and private wealth investors around the world. Dedicated exclusively to private markets investing for more than 30 years, the firm currently employs approximately 750 professionals operating in offices throughout North America, Europe, Asia Pacific and the Middle East. Hamilton Lane has $986.2 billion in assets under management and supervision, composed of $140.9 billion in discretionary assets and $845.3 billion in non-discretionary assets, as of June 30, 2025. Hamilton Lane specializes in building flexible investment programs that provide clients access to the full spectrum of private markets strategies, sectors and geographies. For more information, please visit www.hamiltonlane.com or follow Hamilton Lane on LinkedIn: https://www.linkedin.com/company/hamilton-lane/.

Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions, or the negative version of these words or other comparable words, are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including: the historical performance of our investments should not be considered as indicative of future results or future returns on our Class A common stock; our ability to identify available and suitable investment opportunities for our clients; competition for access to investment funds and other investments we make for our clients is intense; customized separate account and advisory account fee revenue is not a long-term contracted source of revenue and is subject to intense competition; our failure to appropriately deal with conflicts of interest; our ability to retain our senior management team and attract additional qualified investment professionals; our ability to expand our business and formulate new business strategies; our ability to manage our obligations under our debt agreements; volatile market, economic and geopolitical conditions can adversely affect our business and the investments made by our funds or accounts; defaults by clients and third-party investors on their obligations to fund commitments; our ability to comply with the investment guidelines set by our clients; the exercise of redemption or repurchase rights by investors in certain of our funds; extensive government regulation, compliance failures and changes in law or regulation could adversely affect us; our ability to maintain our desired fee structure; failure to maintain the security of our information technology networks, or those of our third-party service providers, or data security breaches; our only material asset is our interest in Hamilton Lane Advisors, L.L.C., and we are accordingly dependent upon distributions from such entity to pay dividends, taxes and other expenses.

The foregoing list of factors is not exhaustive and should be read in conjunction with the other cautionary statements that are included in our filings with the Securities and Exchange Commission (the “SEC”). For more information regarding these risks and uncertainties as well as additional risks we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2025 and in our subsequent reports filed from time to time with the SEC, which are accessible on the SEC’s website at www.sec.gov. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

Shareholder Contact
John Oh
joh@hamiltonlane.com
+1 609 954 3902

Media Contact
Tia Wilson
twilson@hamiltonlane.com
+1 484 816 6982

Fiscal Year 2026 First Quarter Results August 5, 2025

2Hamilton Lane | Global Leader in the Private Markets Today's Speakers Erik Hirsch Co-CEO Jeff Armbrister Chief Financial Officer John Oh Head of Shareholder Relations

Condensed Consolidated Statements of Income (Unaudited)

- GAAP net income was $77.1 million for the quarter, a decrease of 12% compared to the three months ended June 30, 2024. GAAP net income attributable to Hamilton Lane Incorporated was $53.7 million for the quarter, a decrease of 9% compared to the three months ended June 30, 2024.

(Dollars in thousands except share and per share amounts)	Three Months Ended June 30, 2024	March 31, 2025	June 30, 2025	YoY % Change	QoQ % Change
Management and advisory fees	$139,962	$127,838	$133,696	(4)%	5 %
Incentive fees	56,769	70,135	42,262	(26)%	(40)%
Total revenues	**196,731**	**197,973**	**175,958**	**(11)%**	**(11)%**
Compensation and benefits	78,435	79,088	69,556	(11)%	(12)%
General, administrative and other	28,373	34,074	28,943	2 %	(15)%
Consolidated Funds and Partnerships:					
General, administrative and other	312	783	484	55 %	(38)%
Total expenses	**107,120**	**113,945**	**98,983**	**(8)%**	**(13)%**
Equity in income of investees	7,389	3,643	9,439	28 %	159 %
Interest expense	(2,947)	(3,815)	(3,856)	31 %	1 %
Interest income	765	2,942	2,794	265 %	(5)%
Non-operating gain, net	9,814	(3,271)	447	(95)%	N/A
Consolidated Funds and Partnerships:					
Equity in income (loss) of investees	928	(623)	871	(6)%	N/A
Net gain	1,197	5,294	8,539	613 %	61 %
Interest income	17	60	240	1,312 %	300 %
Total other income (expense)	**17,163**	**4,230**	**18,474**	**8 %**	**337 %**
Income before income taxes	**106,774**	**88,258**	**95,449**	**(11)%**	**8 %**
Income tax expense	19,687	14,954	18,379	(7)%	23 %
Net income	**87,087**	**73,304**	**77,070**	**(12)%**	**5 %**
Less: Income (loss) attributable to non-controlling interests in Partnerships	346	(88)	142	(59)%	N/A
Less: Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	27,645	22,189	21,721	(21)%	(2)%
Less: Income attributable to non-controlling interests in Consolidated Funds	132	704	1,462	1,008 %	108 %
Net income attributable to Hamilton Lane Incorporated	**$58,964**	**$50,499**	**$53,745**	**(9)%**	**6 %**
Basic earnings per share of Class A common stock	$1.49	$1.24	$1.30	(13)%	5 %
Diluted earnings per share of Class A Common stock	$1.47	$1.23	$1.28	(13)%	4 %
Weighted-average shares of Class A common stock outstanding - basic	39,695,677	40,577,570	41,374,860		
Weighted-average shares of Class A common stock outstanding - diluted	54,049,746	41,008,195	54,472,249		
Net income attributable to Hamilton Lane Incorporated / total revenues	30 %	26 %	31 %		

Hamilton Lane | Global Leader in the Private Markets 3

Non-GAAP Financial Measures

(Dollars in thousands except per share amounts)	Three Months Ended June 30, 2024	March 31, 2025	June 30, 2025	YoY % Change	QoQ % Change
Fee Related Earnings[1]					
Fee related management and advisory fees[2]	$139,962	$127,838	$133,753	(4) %	5 %
Fee related performance revenues	1,204	58,359	29,520	2,352 %	(49) %
Total fee related revenues	141,166	186,197	163,273	16 %	(12) %
Fee related compensation and benefits expenses[2]	48,819	61,769	50,597	4 %	(18) %
Fee related general, administrative and other expenses[2]	28,373	34,080	28,966	2 %	(15) %
Fee related expenses	77,192	95,849	79,563	3 %	(17) %
Fee Related Earnings	**$63,974**	**$90,348**	**$83,710**	**31 %**	**(7)%**
Fee Related Earnings Margin	**45 %**	**49 %**	**51 %**		
Additional Financial Metrics					
Adjusted net income[1]	$81,423	$66,058	$71,604	(12) %	8 %
Non-GAAP earnings per share[1]	$1.51	$1.21	$1.31	(13) %	8 %
Adjusted EBITDA[1]	$96,224	$101,691	$95,839	0 %	(6) %
Incentive fees	$56,769	$70,135	$42,262	(26) %	(40) %

[1] Fee Related Earnings, adjusted net income, Non-GAAP earnings per share, and Adjusted EBITDA are non-GAAP financial measures. For the reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see page 20.
[2] Fee related management and advisory fees, fee related compensation and benefits expenses, and fee related general, administrative and other expenses are non-GAAP financial measures. For the reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see page 21.

Hamilton Lane | Global Leader in the Private Markets 4

5Hamilton Lane | Global Leader in the Private Markets Business Performance Financial Results Dividend • Assets under management and fee-earning assets under management were $141 billion and $74 billion, respectively, as of June 30, 2025, increases of 9% and 10%, respectively, compared to June 30, 2024 • Fee Related Earnings1 increased 31% compared to the three months ended June 30, 2024 (Dollars in millions except per share amounts) Q1 FY26 vs. Q1 FY25 vs. Q4 FY25 Management and advisory fees $133.7 (4) % 5 % Net income attributable to Hamilton Lane Incorporated $53.7 (9) % 6 % GAAP EPS $1.28 (13) % 4 % Adjusted net income1 $71.6 (12) % 8 % Non-GAAP EPS1 $1.31 (13) % 8 % Fee Related Earnings1 $83.7 31% (7) % Adjusted EBITDA1 $95.8 0% (6) % • Declared a quarterly dividend of $0.54 per share of Class A common stock to record holders at the close of business on September 19, 2025 1Adjusted net income, non-GAAP earnings per share, Fee Related Earnings and Adjusted EBITDA are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 20 and 22 of this presentation. Period Highlights

6Hamilton Lane | Global Leader in the Private Markets Total Assets Under Management/Advisement ($B) Total AUA Total AUM 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 6/30/25 $0 $200 $400 $600 $800 $1,000 Y-o-Y Growth AUM: 9 % AUA: 4% $986B AUM & AUA 1 CAGR: 18% $6 $7 $11 $13 $16 $19 $22 $24 $30 $32 $35 $40 $50 $59 $66 $76 $98 $108 $36 $51 $77 $79 $95 $81 $129 $147 $147 $189 $205 $292 $374 $410 $422 $581 $753 $724 $845 $141 Growing Asset Footprint & Influence 1Data as of calendar year end 12/31 unless otherwise noted. Numbers may not tie due to rounding. $783 $120 $821 $135

7Hamilton Lane | Global Leader in the Private Markets Y-o-Y Drivers of Growth Total Fee-Earning Assets Under Management ($B) $26 $31 $35 $38 $39 $38 $40 $16 $18 $23 $28 $33 $29 $34 Customized Separate Accounts Specialized Funds Mar-21 Mar-22 Mar-23 Mar-24 Mar-25 Jun-24 Jun-25 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 Fee-Earning AUM growth continues and annual fee rates are stable CAGR: 14% 1 0.61% excluding $20.7 million in retroactive fees Numbers may not tie due to rounding Total Management Fee Revenues as a % of Average FEAUM Customized Separate Accounts: • New client wins • Client re-ups Specialized Funds: • Fundraising 9th credit-oriented fund, 6th direct equity fund, 2nd infrastructure fund, 3rd impact fund, and evergreen funds .56% $42 $72 $57 $49 $68 Fee-Earning AUM Driving Revenues .59% .63% .65% .64%.74%1 $66 $74

8Hamilton Lane | Global Leader in the Private Markets Customized Separate Accounts Specialized Funds Advisory Services Diverse mix of existing and prospective clients seeking to further or establish relationships with Hamilton Lane • $2.1 billion year-over-year increase in FEAUM • +80% of our gross contributions during the last 12 months came from existing clients AUM AUM & AUA Drivers AUA Select funds in market: • Direct equity fund • Credit-oriented fund • Infrastructure fund • Impact fund • Evergreen funds • $4.6 billion year-over-year increase in FEAUM • Closings during Q1 FY26: ◦ Direct equity fund: $181M Typically larger clients with wide-ranging mandates which include technology-driven reporting, monitoring and analytics services and consulting services; opportunity set continues to be robust • $34.9 billion year-over-year increase in AUA

Financial Highlights

Consolidated Revenue

Long-term growth across management and advisory fees

Management and Advisory Fees
YTD


Y-o-Y Change: (4)%
$140
$134
USD in Millions
Q1 FY25
Q1 FY26

Long-Term Growth


CAGR: 16%
$245
$514
USD in Millions
FY20
FY25

- Recurring management and advisory fees represented an average of approximately 80% of total revenues over the past five fiscal years
- Y-o-Y decrease of 4%
- $0.3 million in retroactive fees from our latest direct equity fund in the quarter compared to $20.7 million from our latest secondary fund in the prior year quarter

Incentive Fees
YTD


Y-o-Y Change: (26)%
$57
$42
USD in Millions
Q1 FY25
Q1 FY26

Long-Term Growth


CAGR: 47%
$29
$199
USD in Millions
FY20
FY25

- Incentive fees derived from a highly diversified pool of assets and funds
- Unrealized carried interest of $1.3 billion as of June 30, 2025 diversified across 3,000+ assets and over 110 funds
- Timing of realizations unpredictable

Total Revenues
YTD


Y-o-Y Change: (11)%
$197
$176
USD in Millions
Q1 FY25
Q1 FY26

Long-Term Growth


CAGR: 21%
$274
$713
USD in Millions
FY20
FY25

- Total revenues decreased by 11%, driven by retroactive fees from our latest secondary fund in the prior year quarter and incentive fees

Hamilton Lane | Global Leader in the Private Markets
10

11Hamilton Lane | Global Leader in the Private Markets Period Ending V eh ic le s U S D in M illions Unrealized Carried Interest $1,101 $1,238 $1,309 96 106 116 Unrealized Carried Interest Vehicles in Unrealized Carry Position Jun-23 Jun-24 Jun-25 0 20 40 60 80 100 120 $0 $250 $500 $750 $1,000 $1,250 $1,500 Unrealized Carry by Age < 5 years 26% 5-8 years 52% 8-12 years 17% > 12 years 5% Unrealized Carried Interest

Consolidated Earnings

Stable long-term growth

Net Income Attributable to HLI
YTD



Y-o-Y Change: (9)%
$59
$54
USD in Millions
Q1 FY25
Q1 FY26

Long-Term Growth



CAGR: 29%
$61
$217
USD in Millions
FY20
FY25

- $54M in net income attributable to HLI for the quarter

Adjusted EBITDA[1]
YTD



Y-o-Y Change: 0%
$96
$96
USD in Millions
Q1 FY25
Q1 FY26

Long-Term Growth



CAGR: 24%
$127
$366
USD in Millions
FY20
FY25

- Flat Y-o-Y

Fee Related Earnings[1]
YTD



Y-o-Y Change: 31%
$64
$84
USD in Millions
Q1 FY25
Q1 FY26

Long-Term Growth



CAGR: 20%
$109
$276
USD in Millions
FY20
FY25

- Y-o-Y growth of 31%
- Long-term double digit growth in Fee Related Earnings

[1]Adjusted EBITDA and Fee Related Earnings are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see page 20 of this presentation.

Hamilton Lane | Global Leader in the Private Markets

12

13Hamilton Lane | Global Leader in the Private Markets U S D in M ill io ns Investments $374 $514 $588 $632 $761 $863 Mar-21 Mar-22 Mar-23 Mar-24 Mar-25 Jun-25 $0 $200 $400 $600 $800 • For June 30, 2025, the total investment balance consisted primarily of: ◦ ~$464M in investments in our funds ◦ ~$399M in technology related and other investments • Modest leverage • $289M of debt as of June 30, 2025 U S D in M ill io ns Leverage $196 $290 $289 Jun-24 Mar-25 Jun-25 $0 $100 $200 $300 $400 Other Key Items Strong balance sheet with investments in our own products and a modest amount of leverage...

Appendix

15Hamilton Lane | Global Leader in the Private Markets Three Months Ended (Dollars in thousands) June 30, 2024 March 31, 2025 June 30, 2025 YoY % Change QoQ % Change Management and advisory fees Specialized funds $89,792 $79,348 $82,745 (8) % 4 % Customized separate accounts 33,453 32,264 34,575 3% 7 % Advisory 5,911 5,486 5,486 (7) % — % Reporting, monitoring, data and analytics 6,994 8,020 8,394 20% 5 % Distribution management 498 702 975 96% 39 % Fund reimbursement revenue 3,314 2,018 1,521 (54) % (25) % Total management and advisory fees $139,962 $127,838 $133,696 (4) % 5 % Reporting and other: 8% Customized separate accounts: 26% Specialized funds: 62% Advisory: 4% Three Months Ended June 30, 2025 Management and Advisory Fees

Incentive Fees

(Dollars in thousands)	Three Months Ended June 30, 2024	March 31, 2025	June 30, 2025	YoY % Change	QoQ % Change
Incentive fees					
Direct equity funds	$3,947	$3,250	$3,054	(23) %	(6) %
Secondary funds	9,881	2,029	520	(95) %	(74) %
Direct credit funds	11,049	1,688	921	(92) %	(45) %
Evergreen funds	5,544	61,162	32,592	488 %	(47) %
Other specialized funds	21,633	1,050	1,122	(95) %	7 %
Customized separate accounts	4,715	956	4,053	(14) %	324 %
Incentive fees	**$56,769**	**$70,135**	**$42,262**	**(26)%**	**(40)%**

	As of June 30, 2024	March 31, 2025	June 30, 2025	YoY % Change	QoQ % Change
Allocated carried interest					
Secondary Fund II	$24	$9	$9	(63) %	0 %
Secondary Fund III	284	189	175	(38) %	(7) %
Secondary Fund IV	104,665	68,613	66,390	(37) %	(3) %
Secondary Fund V	152,530	141,889	141,266	(7) %	0 %
Secondary Fund VI	40,404	75,597	101,399	151 %	34 %
Co-investment Fund II	22,541	25,989	24,339	8 %	(6) %
Co-investment Fund III	38,312	40,029	39,548	3 %	(1) %
Co-investment Fund IV	150,979	152,905	160,901	7 %	5 %
Equity Opportunities Fund V	45,595	49,093	51,170	12 %	4 %
Equity Opportunities Fund VI	—	—	832	N/A	N/A
Evergreen funds	168,910	157,461	163,022	(3) %	4 %
Other specialized funds	117,156	122,945	125,099	7 %	2 %
Customized separate accounts	396,205	425,558	435,330	10 %	2 %
Total allocated carried interest	**$1,237,605**	**$1,260,277**	**$1,309,480**	**6 %**	**4 %**

Hamilton Lane | Global Leader in the Private Markets

16

17Hamilton Lane | Global Leader in the Private Markets (Dollars in millions) June 30, 2024 March 31, 2025 June 30, 2025 YoY % Change QoQ % Change Assets under management / advisement Assets under management $129,724 $138,295 $140,877 9% 2 % Assets under advisement 810,414 819,473 845,289 4% 3 % Total assets under management /advisement $940,138 $957,768 $986,166 5% 3 % Fee-earning assets under management Customized separate accounts Balance, beginning of period $37,574 $39,783 $39,343 5% (1) % Contributions 1,647 1,939 1,772 8% (9) % Distributions (969) (2,244) (974) 1% (57) % Foreign exchange, market value and other (29) (135) 139 N/A N/A Balance, end of period $38,223 $39,343 $40,280 5% 2 % Specialized funds Balance, beginning of period $28,175 $31,211 $32,704 16% 5 % Contributions 2,609 1,593 1,598 (39) % 0 % Distributions (1,323) (427) (601) (55) % 41 % Foreign exchange, market value and other 26 327 418 1,508% 28 % Balance, end of period $29,487 $32,704 $34,119 16% 4 % Total Balance, beginning of period $65,749 $70,994 $72,047 10% 1 % Contributions 4,256 3,532 3,370 (21) % (5) % Distributions (2,292) (2,671) (1,575) (31) % (41) % Foreign exchange, market value and other (3) 192 557 N/A 190 % Balance, end of period $67,710 $72,047 $74,399 10% 3 % Assets Under Management

18Hamilton Lane | Global Leader in the Private Markets (Dollars in thousands) March 31, 2025 June 30, 2025 Assets Cash and cash equivalents $229,161 $263,347 Restricted cash 6,331 6,257 Fees receivable 181,411 158,061 Prepaid expenses 11,258 10,595 Due from related parties 16,217 20,093 Furniture, fixtures and equipment, net 37,586 36,828 Lease right-of-use assets, net 61,413 59,849 Investments 664,354 674,453 Deferred income taxes 308,525 301,970 Other assets 28,827 29,824 Assets of Consolidated Funds and Partnerships: Cash and cash equivalents 48,112 52,533 Investments 96,700 188,075 Other assets 460 153 Total assets $1,690,355 $1,802,038 Liabilities and equity Accounts payable $5,469 $6,508 Accrued compensation and benefits 48,556 64,208 Accrued members' distributions 26,810 23,845 Accrued dividend 20,233 22,342 Debt 290,303 288,582 Payable to related parties pursuant to tax receivable agreement 240,648 240,648 Lease liabilities 78,017 76,910 Other liabilities (includes $12,190 and $11,825 at fair value) 55,502 57,631 Liabilities of Consolidated Funds and Partnerships: Subscriptions in advance — 25,077 Other liabilities 922 1,241 Total liabilities 766,460 806,992 Total equity 923,895 995,046 Total liabilities and equity $1,690,355 $1,802,038 Condensed Consolidated Balance Sheets (Unaudited)

19Hamilton Lane | Global Leader in the Private Markets Three Months Ended June 30, (Dollars in thousands) 2024 2025 Operating activities Net income $87,087 $77,070 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 2,313 2,528 Change in deferred income taxes 2,586 6,555 Change in payable to related parties pursuant to tax receivable agreement (1,076) — Equity-based compensation 3,223 12,799 Equity in income of investees (7,389) (9,439) Fair value adjustment of other investments (8,739) (413) Proceeds received from Funds 6,062 10,141 Non-cash lease expense 2,088 2,734 Other 198 321 Changes in operating assets and liabilities (5,077) 35,455 Consolidated Funds and Partnerships (1,533) (8,819) Net cash provided by operating activities $79,743 $128,932 Investing activities Purchase of furniture, fixtures and equipment $(1,506) $(1,344) Purchase of investments (5,001) — Distributions received from Funds 9,231 2,355 Contributions to Funds (10,410) (13,202) Consolidated Funds and Partnerships 9,818 (81,616) Net cash provided by (used in) investing activities $2,132 $(93,807) Financing activities Repayments of long-term debt $(625) $(1,875) Repurchase of Class A common stock for employee tax withholding (527) (7) Proceeds received from issuance of shares under Employee Share Purchase Plan 649 816 Dividends paid (17,628) (20,233) Members' distributions paid (16,787) (16,023) Consolidated Funds and Partnerships 4,500 40,583 Net cash (used in) provided by financing activities $(30,418) $3,261 Effect of exchange rate changes on cash and cash equivalents — 147 Increase in cash and cash equivalents, restricted cash, and cash and cash equivalents held at Consolidated Funds and Partnerships 51,457 38,533 Cash and cash equivalents, restricted cash, and cash and cash equivalents held at Consolidated Funds and Partnerships at beginning of the period 119,619 283,604 Cash and cash equivalents, restricted cash, and cash and cash equivalents held at Consolidated Funds and Partnerships at end of the period $171,076 $322,137 Condensed Consolidated Statements of Cash Flows (Unaudited)

Non-GAAP Reconciliation

Reconciliation from Net Income	Year Ended March 31,		Three Months Ended		
(Dollars in thousands except share and per share amounts)	2020	2025	June 30, 2024	March 31, 2025	June 30, 2025
Net income attributable to Hamilton Lane Incorporated	**$60,825**	**$217,417**	**$58,964**	**$50,499**	**$53,745**
Income attributable to non-controlling interests in Partnerships	85	739	346	(88)	142
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	65,866	92,843	27,645	22,189	21,721
Income attributable to non-controlling interests in Consolidated Funds	—	2,769	132	704	1,462
Incentive fees	(29,128)	(199,099)	(56,769)	(70,135)	(42,262)
Incentive fee related compensation[1]	12,638	66,254	26,393	5,593	6,160
Fee related performance revenues	2,188	59,587	1,204	58,359	29,520
Equity-based compensation	7,183	31,407	3,223	11,726	12,799
Consolidated Funds related general, administrative and other expenses	—	980	312	777	461
Management fees related to Consolidated Funds	—	—	—	—	57
Non-operating income related compensation	—	784	—	—	—
Income tax expense	13,968	48,509	19,687	14,954	18,379
Other income (expense)	(24,315)	(45,725)	(17,163)	(4,230)	(18,474)
Fee Related Earnings	**$109,310**	**$276,465**	**$63,974**	**$90,348**	**$83,710**
Depreciation and amortization	3,291	9,285	2,313	2,218	2,528
Incentive fees	29,128	199,099	56,769	70,135	42,262
Incentive fees attributable to non-controlling interests	(320)	(29)	—	—	—
Incentive fee related compensation[1]	(12,638)	(66,254)	(26,393)	(5,593)	(6,160)
Fee related performance revenues	(2,188)	(59,587)	(1,204)	(58,359)	(29,520)
Fee related performance revenues related to Consolidated Funds	—	—	—	—	225
Non-operating income related compensation	—	(784)	—	—	—
Interest income	709	7,874	765	2,942	2,794
Adjusted EBITDA	**$127,292**	**$366,069**	**$96,224**	**$101,691**	**$95,839**
Non-GAAP earnings per share reconciliation					
Net income attributable to Hamilton Lane Incorporated			**$58,964**	**$50,499**	**$53,745**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.			27,645	22,189	21,721
Income tax expense			19,687	14,954	18,379
Adjusted pre-tax net income			**106,296**	**87,642**	**93,845**
Adjusted income taxes[2]			(24,873)	(21,584)	(22,241)
Adjusted net income			**$81,423**	**$66,058**	**$71,604**
Weighted-average shares of Class A common stock oustanding - diluted			54,049,746	41,008,195	54,472,249
Exchange of Class B and Class C units in HLA			—	13,388,558	—
Adjusted shares outstanding			**54,049,746**	**54,396,753**	**54,472,249**
Non-GAAP earnings per share			**$1.51**	**$1.21**	**$1.31**

1 Incentive fee related compensation includes incentive fee compensation expense and bonus related to carried interest that is classified as base compensation.
2 Represents corporate income taxes at our estimated statutory tax rate of 23.7% and 23.4% for the three month periods ended June 30, 2025 and 2024, respectively, applied to adjusted pre-tax net income. The 23.7% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.7%. The 23.4% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.4%.

Hamilton Lane | Global Leader in the Private Markets 20

21Hamilton Lane | Global Leader in the Private Markets Three Months Ended (Dollars in thousands) June 30, 2024 March 31, 2025 June 30, 2025 YoY % Change QoQ % Change Management and advisory fees $139,962 $127,838 $133,696 (4) % 5 % Management fees related to Consolidated Funds — — 57 N/A N/A Fee related management and advisory fees $139,962 $127,838 $133,753 (4) % 5 % Compensation and benefits $78,435 $79,088 $69,556 (11) % (12) % Incentive fee related compensation (26,393) (5,593) (6,160) (77) % 10 % Equity-based compensation (3,223) (11,726) (12,799) 297% 9 % Fee related compensation and benefits expenses $48,819 $61,769 $50,597 4% (18) % General, administrative and other $28,685 $34,857 $29,427 3% (16) % Consolidated Funds related general, administrative and other (312) (777) (461) 48% (41) % Fee related general, administrative and other expenses $28,373 $34,080 $28,966 2% (15) % Non-GAAP Reconciliations

22Hamilton Lane | Global Leader in the Private Markets Adjusted EBITDA is an internal measure of profitability. We believe Adjusted EBITDA is useful to investors because it enables them to better evaluate the performance of our core business across reporting periods. Adjusted EBITDA represents net income excluding (a) interest expense on our outstanding debt, (b) income tax expense, (c) depreciation and amortization expense, (d) equity-based compensation expense, (e) non-operating (gain) loss and (f) certain other significant items that we believe are not indicative of our core performance. Fee Related Earnings ("FRE") is used to highlight earnings from revenues that are measured and received on a recurring basis. FRE represents net income excluding (a) incentive fees, net of fee related performance revenues, and related compensation, (b) equity-based compensation, (c) interest income and expense, (d) income tax expense, (e) equity in income of investees, (f) non-operating gain, net and (g) certain other significant items that we believe are not indicative of our core performance. FRPR includes incentive fees from Consolidated Funds that are eliminated under GAAP. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business. FRE is presented before income taxes. Fee Related Earnings Margin ("FRE Margin") represents the ratio of FRE to total fee related revenues. We believe FRE Margin is useful to investors as it provides the percentage of total fee related revenues represented by FRE. Fee related management and advisory fees represent the management and advisory fees included in FRE. Fee related management and advisory fees include management and advisory fees earned from Consolidated Funds that are eliminated under GAAP. We believe fee related management and advisory fees are useful to investors because it allows them to analyze the components of FRE. Fee related compensation and benefits expenses ("FRE Comp") represent the compensation and benefits included in FRE. FRE Comp excludes incentive fee related compensation, equity-based compensation, and non-operating income related compensation. We believe FRE Comp is useful to investors as it aggregates the relevant individual components of compensation and benefits to be subtracted from total fee related revenues in arriving at FRE. Fee related general, administrative and other expenses ("FRE G&A") represent the general, administrative and other expenses included in FRE. FRE G&A excludes general, administrative and other expenses incurred directly by Consolidated Funds. We believe FRE G&A is useful to investors as it aggregates the relevant individual components of general, administrative and other expenses to be subtracted from total fee related revenues in arriving at FRE. Fee related performance revenues ("FRPR") are incentive fees expected to be measured and received from certain of our funds on a recurring basis and are not dependent on realization events of the fund’s underlying investments. FRPR includes FRPR earned from Consolidated Funds that are eliminated under GAAP. We believe FRPR is useful to investors because it provides additional insight into our recurring revenues. Non-GAAP earnings per share measures our per-share earnings excluding certain significant items that we believe are not indicative of our core performance and assuming all Class B and Class C units in HLA were exchanged for Class A common stock in HLI. Non-GAAP earnings per share is calculated as adjusted net income divided by adjusted shares outstanding. Adjusted net income is income before taxes fully taxed at our estimated statutory tax rate and excludes any impact of changes in carrying amount of our redeemable non-controlling interest. Adjusted shares outstanding for the three months ended June 30, 2024 and 2025 are equal to weighted-average shares of Class A common stock outstanding - diluted. We believe adjusted net income and non-GAAP earnings per share are useful to investors because they enable them to better evaluate total and per-share operating performance across reporting periods. Our assets under management ("AUM"), as presented in these materials, comprise the assets associated with our customized separate accounts and specialized funds. AUM does not include the assets associated with our distribution management services. We classify assets as AUM if we have full discretion over the investment decisions in an account. We calculate our AUM as the sum of: (1) the net asset value of our clients' and funds' underlying investments; (2) the unfunded commitments to our clients' and funds' underlying investments; and (3) the amounts authorized for us to invest on behalf of our clients and fund investors but not committed to an underlying investment. Management fee revenue is based on a variety of factors and is not linearly correlated with AUM. However, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business. Our assets under advisement ("AUA") comprise assets from clients for which we do not have full discretion to make investments in their account. We generally earn revenue on a fixed fee basis on our AUA client accounts for services including asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, monitoring and reporting on investments and investment manager review and due diligence. Advisory fees vary by client based on the amount of annual commitments, services provided and other factors. Since we earn annual fixed fees from the majority of our AUA clients, the growth in AUA from existing accounts does not have a material impact on our revenues. However, we view AUA growth as a meaningful benefit in terms of the amount of data we are able to collect and the degree of influence we have with fund managers. Fee-earning assets under management (Fee-earning "AUM" or "FEAUM") is a metric we use to measure the assets from which we earn management fees. Our fee-earning AUM comprise assets in our customized separate accounts and specialized funds from which we derive management fees that are generally derived from applying a certain percentage to the appropriate fee base. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the majority of our discretionary AUM accounts but also includes certain non-discretionary AUA accounts. Our fee-earning AUM is equal to the amount of capital commitments, net invested capital and net asset value of our customized separate accounts and specialized funds depending on the fee terms. The vast majority of our customized separate accounts and specialized funds earn fees based on commitments or net invested capital, which are not affected by market appreciation or depreciation. Therefore, revenues and fee-earning AUM are not significantly affected by changes in market value. Our calculations of fee-earning AUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Our definition of fee-earning AUM is not based on any definition that is set forth in the agreements governing the customized separate accounts or specialized funds that we manage. Hamilton Lane Incorporated (or "HLI"), a Delaware corporation, was formed for the purpose of completing an initial public offering ("IPO") and related transactions in order to carry on the business of Hamilton Lane Advisors, L.L.C. ("HLA") as a publicly-traded entity. As of the closing of our IPO on March 6, 2017, HLI became the sole managing member of HLA. The Company consolidates Funds (“Consolidated Funds”) and general partner entities that are not wholly-owned (“Partnerships”) over which it exercises control either by holding majority voting interests or as the primary beneficiary, possessing both decision making authority and the right to receive economic benefits. Terms

23Hamilton Lane | Global Leader in the Private Markets Some of the statements in this presentation may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions, or the negative version of these words or other comparable words, are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including: the historical performance of our investments should not be considered as indicative of future results or future returns on our Class A common stock; our ability to identify available and suitable investment opportunities for our clients; competition for access to investment funds and other investments we make for our clients is intense; customized separate account and advisory account fee revenue is not a long-term contracted source of revenue and is subject to intense competition; our failure to appropriately deal with conflicts of interest; our ability to retain our senior management team and attract additional qualified investment professionals; our ability to expand our business and formulate new business strategies; our ability to manage our obligations under our debt agreements; volatile market, economic and geopolitical conditions can adversely affect our business and the investments made by our funds or accounts; defaults by clients and third-party investors on their obligations to fund commitments; our ability to comply with the investment guidelines set by our clients; the exercise of redemption or repurchase rights by investors in certain of our funds; extensive government regulation, compliance failures and changes in law or regulation could adversely affect us; our ability to maintain our desired fee structure; failure to maintain the security of our information technology networks, or those of our third-party service providers, or data security breaches; our only material asset is our interest in Hamilton Lane Advisors, L.L.C., and we are accordingly dependent upon distributions from such entity to pay dividends, taxes and other expenses. The foregoing list of factors is not exhaustive and should be read in conjunction with the other cautionary statements that are included in our filings with the Securities and Exchange Commission (the “SEC”). For more information regarding these risks and uncertainties as well as additional risks we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2025 and in our subsequent reports filed from time to time with the SEC, which are accessible on the SEC’s website at www.sec.gov. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. Values appearing in this presentation that are whole numbers are rounded approximations. As of August 5, 2025 Disclosures